                                                                    EXHIBIT 99.1

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                           MONTHLY OPERATING REPORT
                      For the month ended August 31, 1997


Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

-------------------------------------------------------------------------------

                                            DOCUMENT   PREVIOUSLY  EXPLANATION
REQUIRED ATTACHMENTS:                       ATTACHED    SUBMITTED    ATTACHED
------------------------------------------  --------   ----------  -----------
1. TAX RECEIPTS                               ( )          (X)          (X)

2. BANK STATEMENTS                            ( )          ( )          (X)

3. MOST RECENTLY FILED INCOME TAX RETURN      (X)          ( )          ( )

4. MOST RECENT ANNUAL FINANCIAL STATEMENTS    ( )          (X)          ( )
   PREPARED BY ACCOUNTANT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:



/s/ David R. Gibson                Senior Vice President/Chief Financial Officer
--------------------------------   --------------------------------------
SIGNATURE OF RESPONSIBILE PARTY                      TITLE



        David R. Gibson                         September 29, 1997
---------------------------------  ----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                     DATE

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                                  ATTACHMENT
                      For the month ended August 31, 1997


    Debtor Name: MobileMedia Corporation et al.

    Case Number: 97-174 (PJW)

-------------------------------------------------------------------------------


    1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

       Please see the Status of Post Petition Taxes attached hereto for the month's activity.

    2. The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                            CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                      For the month ended August 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)


-------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) The Company has reduced Paging Revenues to reflect the recording of an allowance for estimated disparities between system recorded revenues and cash collections in the amounts of $2.2, $2.0 and $2.0 million in the months of August, July and June, respectively.


                        MobileMedia Corporation and Subsidiaries
                          Consolidated Statements of Operations
          For the Months ended August 31, 1997, July, 31, 1997 and June 30, 1997
                                     (Unaudited)
                                   (in thousands)

                                            AUGUST           JULY       JUNE
                                             1997            1997       1997
                                         ------------- -----------  ----------
PAGING REVENUES
  SERVICE, RENTS & MAINTENANCE (1).....  $40,387        $   41,481  $   40,987
EQUIPMENT SALES
  PRODUCT SALES........................    3,388             4,055       2,650
  COST OF PRODUCTS SOLD................    3,512             4,333       2,634
                                          --------       ----------  ----------
     EQUIPMENT MARGIN..................     (124)             (278)         16

  NET REVENUE..........................   40,263            41,203      41,003

OPERATING EXPENSE
  SERVICE, RENTS & MAINTENANCE.........   12,165            12,992      12,413
  SELLING..............................    5,409             6,019       5,537
  GENERAL & ADMINISTRATIVE.............   14,560            15,053      15,213
                                         ----------       ----------  ----------
  OPERATING EXPENSE BEFORE DEPR. &
   AMORT  .............................   32,134            34,063      33,163


  EBITDA BEFORE REORGANIZATION COSTS...    8,129             7,139       7,840
  REORGANIZATION COSTS.................    1,320             1,784       2,281
                                         ---------        ---------   ----------
  EBITDA AFTER REORGANIZATION COSTS....    6,809             5,355       5,559

DEPRECIATION...........................    8,761             8,334       9,292
AMORTIZATION...........................    9,245             9,246       9,232
                                         --------         ---------   ---------
  TOTAL DEPRECIATION AND AMORTIZATION..   18,007            17,580      18,523

OPERATING LOSS.........................  (11,198)          (12,225)    (12,964)

INTEREST EXPENSE.......................    5,379             5,465       4,957
OTHER EXPENSE..........................       (1)                0          (0)
                                         --------         ---------   ---------
LOSS BEFORE INCOME TAX BENEFIT.........  (16,576)          (17,690)    (17,921)

INCOME TAX BENEFIT.....................        0                 0           0
                                       ---------          ---------   ---------
NET LOSS............................... ($16,576)         ($17,690)   ($17,921)
                                       ----------         ----------  ---------
                                       ----------         ----------  ---------

                                           See Accompanying Notes.

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                     CONDENSED CONSOLIDATED BALANCE SHEET
                      For the month ended August 31, 1997


Debtor Name: Mobilemedia Corporation et al.

Case Number: 97-174 (PJW)

-------------------------------------------------------------------------------


See balance sheet attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                        MobileMedia Corporation and Subsidiaries
                              Consolidated Balance Sheets
                As of August 31, 1997, July, 31, 1997 and June 30, 1997
                                     (Unaudited)
                                   (in thousands)


                                                                             AUGUST         JULY          JUNE
                                                                              1997          1997          1997
                                                                          ------------  ------------  ------------
ASSETS:
  CURRENT ASSETS:
   CASH...............................................................  $      4,157  $      3,468  $      4,059
   ACCOUNTS RECEIVABLE, NET...........................................        61,161        60,063        60,834
   INVENTORY..........................................................         4,658         5,395         6,576
   PREPAID EXPENSES...................................................         1,217         1,279         1,130
   OTHER CURRENT ASSETS...............................................         2,778         2,798         2,755
                                                                          ------------  ------------  -----------
      TOTAL CURRENT ASSETS............................................        73,971        73,004        75,353

  NONCURRENT ASSETS:
   PROPERTY AND EQUIPMENT, NET........................................       286,188       293,194       296,429
   DEFERRED FINANCING FEES, NET.......................................        25,154        25,708        26,261
   INVESTMENT IN NET ASSETS OF EQUITY AFFILIATE.......................         1,949         2,024         2,001
   INTANGIBLE ASSETS, NET.............................................     1,045,337     1,054,546     1,063,963
   OTHER ASSETS.......................................................           792           876           919
                                                                           ----------   -----------   -----------
      TOTAL NONCURRENT ASSETS.........................................     1,359,420     1,376,348     1,389,574

   TOTAL ASSETS.......................................................    $1,433,390    $1,449,352    $1,464,927
                                                                          ------------  ------------  -----------
                                                                          ------------  ------------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY:
  LIABILITIES NOT SUBJECT TO COMPROMISE:
   DIP CREDIT FACILITY................................................  $     17,000  $     15,000  $     15,000
   ACCRUED REORGANIZATION COSTS.......................................         5,382         5,511         5,871
   ACCRUED WAGES, BENEFITS AND PAYROLL TAXES..........................        12,319        11,713         6,313
   ACCOUNTS PAYABLE--POST PETITION....................................         5,433         3,939         9,266
   ACCRUED INTEREST (CHASE & DIP FACILITIES ).........................         4,595         4,621         4,465
   ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES.....................        43,425        46,493        35,065
   ADVANCE BILLINGS AND CUSTOMER DEPOSITS.............................        36,210        37,785        37,331
                                                                          ------------  ------------  ------------
      TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE.....................       124,364       125,061       113,311

  LIABILITIES SUBJECT TO COMPROMISE:
   ACCRUED WAGES, BENEFITS AND PAYROLL TAXES...........................         3,093         3,093         6,420
   CHASE CREDIT FACILITY...............................................       649,000       649,000       649,000
   NOTES PAYABLE--10 1/2%..............................................       174,125       174,125       174,125
   NOTES PAYABLE--9 3/8%...............................................       250,000       250,000       250,000
   NOTES PAYABLE--YAMPOL...............................................           986           986           986
   NOTES PAYABLE--DIAL PAGE 12 1/4%....................................         1,570         1,570         1,570
   ACCRUED INTEREST ON NOTES PAYABLE...................................        20,751        20,761        20,761
   ACCOUNTS PAYABLE--PRE PETITION......................................        17,181        15,822        16,060
   ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES--PRE PETITION........        12,929        12,926        18,955
   OTHER LIABILITIES...................................................         4,973         5,013         5,056
                                                                          ------------  ------------  ------------
      TOTAL LIABILITIES SUBJECT TO COMPROMISE..........................     1,134,608     1,133,297     1,142,934

DEFERRED TAX LIABILITY.................................................        72,097        72,097        72,097

STOCKHOLDERS' EQUITY
   CLASS A COMMON STOCK................................................            39            39            39
   CLASS B COMMON STOCK................................................             2             2             2
   ADDITIONAL PAID-IN CAPITAL..........................................       671,459       671,459       671,459
   ACCUMULATED DEFICIT--PRE PETITION...................................      (437,127)     (437,127)     (437,127)
   ACCUMULATED DEFICIT--POST PETITION..................................      (125,929)     (109,354)      (91,665)
                                                                         ------------  ------------  ------------
     TOTAL STOCKHOLDERS' EQUITY........................................       108,445       125,020       142,708
   LESS:
   TREASURY STOCK......................................................        (6,123)       (6,123)       (6,123)
                                                                          ------------  ------------  ------------
   TOTAL STOCKHOLDERS' EQUITY..........................................       102,322       118,897       136,585

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........................   $1,433,390    $  1,449,352  $  1,464,927
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

                                              See Accompanying Notes

Footnotes to the Financial Statements:


(1) These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

    In March 1995, the Financial Accounting Standards Board issued SFAS
    121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

(2) On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

    The Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses;
    (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

(3) Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

(4) The Company has reduced Paging Revenues to reflect the recording of an allowance for estimated disparities between system recorded revenues and cash collections in the amounts of $2.2, $2.0 and $2.0 million for the months of August, July and June, respectively.

(5) During the month of February 1997, the Debtors drew down $45 million of borrowings under the debtor-in-possession financing facility (the "DIP facility") with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. During the month of August, the Debtors drew down an additional $2 million under the DIP facility.

(6) The Company is one of the largest paging companies in the U.S., with approximately 3.7 million system reported units in service at August 31, 1997, and offers local, regional and national paging services to its subscribers. The Company estimates it will remove approximately 0.2 million units included above, for which payment is delinquent. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

(7) As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

    On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

    On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.
                                 Page 9 of 18

    On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissable transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. There can be no assurance that the Company will be successful in consummating a plan of reorganization meeting the requirements of the order. In the event that the Company were unable to do so, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                       CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      For the month ended August 31, 1997


Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)


--------------------------------------------------------------------------------

The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                        MobileMedia Corporation and Subsidiaries
                         Consolidated Statements Of Cash Flows
          For the Months Ended August 31, 1997, July, 31, 1997 and June 30, 1997
                                     (Unaudited)
                                   (in thousands)


                                                                             AUGUST       JULY        JUNE
                                                                              1997        1997        1997
                                                                           ----------  ----------  ----------
OPERATING ACTIVITIES
  NET LOSS...............................................................  ($  16,575) ($  17,689) ($  17,921)
  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
  PROVIDED BY (USED IN) OPERATING ACTIVITIES:
   DEPRECIATION AND AMORTIZATION.........................................      18,007      17,580      18,523
   PROVISION FOR UNCOLLECTIBLE ACCOUNTS AND RETURNS......................       5,508       5,468       5,323
   UNDISTRIBUTED EARNINGS OF AFFILIATE...................................          75         (23)        (23)
   DEFERRED FINANCINGS FEES, NET.........................................         554         554         554
   CHANGE IN OPERATING ASSETS AND LIABILITIES:
     ACCOUNTS RECEIVABLE.................................................      (6,606)     (4,698)     (5,971)
     INVENTORY...........................................................         737       1,180       2,515
     PREPAID EXPENSES AND OTHER ASSETS...................................         131          22        (377)
     ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER........................      (1,386)      2,114       5,691
                                                                           ----------  ----------  ----------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES......................         445       4,508       8,314

INVESTING ACTIVITIES
  CONSTRUCTION AND CAPITAL EXPENDITURES,
    INCLUDING NET CHANGE IN PAGER ASSETS.................................      (1,756)     (5,100)     (7,680)
                                                                           ----------  ----------  ----------
NET CASH USED IN INVESTING ACTIVITIES....................................      (1,756)     (5,100)     (7,680)

FINANCING ACTIVITIES
  BORROWINGS (REPAYMENTS) OF DIP CREDIT FACILITY.........................       2,000           0           0
                                                                            ----------  ----------  ----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES......................       2,000           0           0


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS.....................         689        (591)        634
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD.........................       3,468       4,059       3,425
                                                                            ---------- ----------  ----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD...............................   $   4,157      $3,468   $   4,059
                                                                           ----------  ----------  ----------
                                                                           ----------  ----------  ----------


                                         See Accompanying Notes

                                   OFFICE OF THE U.S. TRUSTEE--REGION 3
                                 STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                                   AGING OF POSTPETITION ACCOUNTS PAYABLE
                                    For the month ended August 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)


--------------------------------------------------------------------------------

                           ACCOUNTS RECEIVABLE AGING

$ 39,034,652                                   0--30 days old
  21,126,147                                   31--60 days old
  13,648,557                                   61--90 days old
  69,467,488                                   91+ days old
 143,276,844                                   TOTAL TRADE ACCOUNTS RECEIVABLE
 (83,855,456)                                  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
  59,421,388                                   TRADE ACCOUNTS RECEIVABLE (NET)
   1,740,106                                   OTHER NON-TRADE RECEIVABLES
$ 61,161,494                                   ACCOUNTS RECEIVABLE, NET

                     AGING OF POSTPETITION ACCOUNTS PAYABLE

                                                           0-30        31-60      61-90       91+
                                                           DAYS        DAYS       DAYS       DAYS        TOTAL
                                                       ------------  ---------  ---------  ---------  ------------

ACCOUNTS PAYABLE.....................................  $  4,240,991    587,105    222,111    383,179  $  5,433,386


                                   OFFICE OF THE U.S. TRUSTEE--REGION 3
                                     STATEMENT OF OPERATIONS, TAXES,
                                         INSURANCE AND PERSONNEL
                                  For the month ended August 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)



-------------------------------------------------------------------------------

                          STATUS OF POSTPETITION TAXES

                                          BEGINNING        AMOUNT                       ENDING
                                             TAX          WITHHELD        AMOUNT         TAX           DELINQUENT
                                          LIABILITY      OR ACCRUED        PAID       LIABILITY           TAXES
                                         ------------  --------------  ------------  ------------  -------------------
FEDERAL
WITHHOLDING............................   $        0    $  1,637,482   $  1,637,482  $          0       $       0
FICA-EMPLOYEE..........................            0         719,273         719,273            0               0
FICA-EMPLOYER..........................      127,363       1,625,224      1,594,771       157,816               0
UNEMPLOYMENT...........................        1,843          20,672         20,201         2,314               0
INCOME.................................            0               0              0             0               0
TOTAL FEDERAL TAXES....................      129,206        4,002,651     3,971,727       160,130               0
STATE AND LOCAL
WITHHOLDING............................            0         219,386        219,386             0               0
SALES..................................    1,131,216         308,762        536,498       903,480               0
UNEMPLOYMENT...........................        9,870          97,430         95,187        12,112               0
REAL PROPERTY..........................    2,216,011         292,125        468,788     2,039,348               0
OTHER..................................      474,363         190,129         71,867       592,625               0
TOTAL STATE AND LOCAL..................    3,831,460       1,107,832      1,391,726     3,547,565               0
TOTAL TAXES............................   $3,960,666    $  5,110,483   $  5,363,453  $  3,707,695       $       0

                                         PAYMENTS TO INSIDERS AND PROFESSIONALS
                                         For the month ended August 31, 1997


                                                         INSIDERS

                                                                          SALARY/BONUS/   REIMBURSABLE
PAYEE NAME                                        POSITION                AUTO ALLOWANCE    EXPENSES       TOTAL
-----------------------------------  -----------------------------------  --------------  -------------  ---------
ALVAREZ & MARSAL INC.--JOSEPH A.     CHAIRMAN--RESTRUCTURING
  BONDI                                                                     $   54,167      $   8,541    $  62,708
BOYKIN, ROBERTA                      ASSISTANT CORPORATE COUNSEL                 8,462              0        8,462
BURDETTE, H. STEPHEN                 SENIOR VP CORPORATE DEVELOPMENT AND
                                     ACTING SENIOR VP OPERATIONS                15,000          8,007       23,007
CROSS, ANDREW                        EXECUTIVE VP SALES AND MARKETING           17,000          3,871       20,871
GRAWERT, RON                         CHIEF EXECUTIVE OFFICER                    30,769          6,706       37,475
GRAY, PATRICIA                       SECRETARY/ACTING GENERAL COUNSEL           13,085              0       13,085
GROSS, STEVEN                        SENIOR VP STRATEGIC PLANNING               13,923          7,857       21,780
HILSON, DEBRA                        ASSISTANT SECRETARY                         4,615          3,353        7,968
HUGHES, CURTIS                       ASSISTANT VP MGMT. INFORMATION
                                     SYSTEMS                                     8,320          2,368       10,688
PASCUCCI, JAMES                      ASSISTANT TREASURER                         7,315             83        7,398
PITTSMAN, SANTO                      SENIOR VP OF ADMINISTRATION AND
                                     BUSINESS PLANNING                          15,846            971       16,817
SHEA, KEVIN                          TREASURER                                  10,778              0       10,778
WITSAMAN, MARK                       SENIOR VP AND CHIEF TECHNOLOGY
                                     OFFICER                                    15,943          2,501       18,444

                                                                          TOTAL PAYMENTS TO INSIDERS......$259,481



                                 PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                                         For the month ended August 31, 1997

                                                   PROFESSIONALS

                                                                                                                      HOLDBACK
                                                                                                                          AND
                                                                            DATE OF                                     INVOICE
                                                                             COURT       INVOICES        INVOICES      BALANCES
NAME AND RELATIONSHIP                                                      APPROVAL    RECEIVED(1)         PAID          DUE
------------------------------------------------------------------------  -----------  ------------   ------------  -----------
1.  ERNST & YOUNG--AUDITOR, TAX AND FINANCIAL CONSULTANTS
      TO DEBTOR                                                              1/30/97    $   149,034   $   487,978   $   581,678
2.  LATHAM & WATKINS--COUNSEL TO DEBTOR                                      1/30/97         66,324        85,903       220,382
3.  ALVAREZ & MARSAL INC.- RESTRUCTURING CONSULTANT TO DEBTOR (2)            1/30/97        257,278       180,021       441,812
4.  SIDLEY & AUSTIN--BANKRUPTCY COUNSEL TO DEBTOR                            1/30/97        153,677       141,224       345,727
5.  YOUNG, CONWAY, STARGATE & TAYLOR--DELAWARE COUNSEL
      TO DEBTOR                                                              1/30/97        --             11,100         7,845
6.  WILEY, REIN & FIELDING--FCC COUNSEL TO DEBTOR                            1/30/97        108,176        159,245      229,214
7.  KOTEEN & NAFTALIN--FCC COUNSEL TO DEBTOR                                 6/11/97          3,913        13,002        16,656
8.  HOULIHAN, LOKEY, HOWARD & ZUKIN--ADVISORS TO THE
      CREDITORS' COMMITTEE                                                   6/04/97        162,556          --         212,556
9.  JONES, DAY, REAVIS & POGUE--COUNSEL TO THE CREDITORS' COMMITTEE          4/03/97         33,116          --          52,786
10. MORRIS, NICHOLS, ARSHT & TUNNELL--DELAWARE COUNSEL TO THE
      CREDITORS' COMMITTEE                                                   4/03/97        --               --           1,756
11. PAUL, WEISS, RIFKIND, WHARTON & GARRISON--FCC COUNSEL TO THE
      CREDITORS' COMMITTEE                                                   4/25/97         22,012        12,692        25,571
12. THE BLACKSTONE GROUP LP--FINANCIAL ADVISORS TO DEBTOR                    7/10/97        759,462          --         759,462

    TOTAL PAYMENTS TO PROFESSIONALS                                                      $1,715,549    $1,091,165    $2,895,443


------------------------

(1) Excludes invoices for fees and expenses through August 31, 1997 that were received by the Debtors subsequent to August 31, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

                                              ADEQUATE PROTECTION PAYMENTS
                                          For the month ended August 31, 1997

                                                    SCHEDULED       AMOUNTS
                                                     MONTHLY         PAID              TOTAL
                                                    PAYMENTS        DURING            UNPAID
NAME OF CREDITOR                                      DUE            MONTH          POSTPETITION
-------------------------------------------------  -------------  ------------  -------------------
THE CHASE MANHATTAN BANK--(INTEREST).............   $ 4,699,578   $ 4,699,578*        $       0

* Payment made on 9/2/97.

                                                   QUESTIONNAIRE
                                        FOR THE MONTH ENDED AUGUST 31, 1997                                             YES     NO
-------------------------------------------------------------------------------------------------------------------     ---     ---
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                      No
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                  No
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                     No
4.   HAVE ANY PAYMENTS BEEN MADE OF PREPETITION LIABILITIES THIS REPORTING PERIOD?                                      Yes
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                            Yes
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                               No
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                               No
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                           No
9.   ARE ANY POSTPETITION TAXES PAST DUE?                                                                                       No
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS PAST DUE?                                                                   No
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                  Yes
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                            No


    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.   The Court has authorized the Debtors to pay certain
               pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
               (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

 Item 5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August.

                                    INSURANCE
                    For the month ended August 31, 1997

      There were no changes in insurance coverage for the reporting period.


                                     PERSONNEL
                            For the month ended August 31, 1997



                                                                            FULL TIME      PART TIME
                                                                           -----------  ---------------
1. TOTAL NUMBER OF EMPLOYEES AT BEGINNING OF PERIOD                           3,451         55
2. NUMBER OF EMPLOYEES HIRED DURING THE PERIOD                                   31         13
3. NUMBER OF EMPLOYEES TERMINATED OR RESIGNED DURING THE PERIOD                  12         16
4. TOTAL NUMBER OF EMPLOYEES ON PAYROLL AT END OF PERIOD                      3,470         52